RBC Common Stock Fund - Employee Benefit Plan Schedule of Employer Common Stock Fund (Detail) - EBP 003 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Employee Benefit Plan Schedule of Employer Common Stock Fund [Line Items]
Royal Bank of Canada common stock	$ 586,426,951	$ 427,136,729
Fidelity institutional cash money market funds	11,487,308	7,783,395
Net Receivables (Payables)	200,820	39,091
Total	$ 598,115,079	$ 434,959,215